Fees Summary	Aug. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,713,846.38
Previously Paid Amount	1,078.46
Total Fee Amount	1,617.69
Total Offset Amount	0.00
Net Fee	$ 539.23